As filed with the Securities and Exchange Commission on May 6, 1998
                                            Registration Statement No. 333-

============================================================================
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                        ---------------------------

                                  Form S-3
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        ---------------------------

                           CYTEC INDUSTRIES INC.
           (Exact name of registrant as specified in its charter)

           Delaware                           22-3268660
(State or other jurisdiction of            (I.R.S. Employer
incorporation or organization)          Identification Number)

                         Five Garret Mountain Plaza
                          West Paterson, NJ 07424
                               (973) 357-3100
       (Name, address, including zip code, and telephone, including area code, of registrant's principal executive offices)
                        ---------------------------

                          Edward F. Jackman, Esq.
               Vice President, General Counsel and Secretary
                           Cytec Industries Inc.
                         Five Garret Mountain Plaza
                          West Paterson, NJ 07424
                               (973) 357-3100
         (Name, address, including zip code, and telephone number,
                 including area code, of agent for service)

                                Copies to:

          John T. Gaffney, Esq.                 Stephen Giove, Esq.
         Cravath, Swaine & Moore                Shearman & Sterling
            825 Eighth Avenue                   599 Lexington Avenue
            New York, NY 10019                   New York, NY 10022
             (212) 474-1122                       (212) 848-7325
                        ---------------------------


          Approximate date of commencement of proposed sale to the public:
As soon as practicable after the Registration Statement becomes effective.
                        ---------------------------


          If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

          If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [ ]

          If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.
[X] 333-3808

          If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

          If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                        ---------------------------


                      CALCULATION OF REGISTRATION FEE

Title of Each                      Proposed         Proposed
Class of                            Maximum         Maximum         Amount of
Securities to       Amount to   Offering Price Aggregate Offering Registration
be Registered     be Registered  Per Unit (1)      Price (1)          Fee
----------------  ------------- -------------- ------------------ ------------
Debt Securities    $20,000,000       100%         $20,000,000         $5,900
================  ============= ============== ================== ============

(1) Estimated solely for the purpose of computing the amount of the registration fee.

             INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

          This Registration Statement is being filed with the Securities and Exchange Commission (the "SEC") by Cytec Industries Inc. (the "Company") pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (Reg. No. 333-3808) filed by the Company with the SEC and declared effective on April 8, 1997, including the exhibits thereto, are incorporated herein by reference.

          The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.

                                  PART II

                   Information Not Required in Prospectus

A.   Exhibits.

          All exhibits filed with or incorporated by reference in Registration Statement No. 333-3808 are incorporated by reference into, and shall be deemed part of, this registration statement, except the following which are filed herewith:


Exhibit
Number       Description
------       -----------
5.1       -- Opinion of Cravath, Swaine & Moore as to the validity of the
               Debt Securities.
23.1      -- Consent of KPMG Peat Marwick LLP.
23.2      -- Consent of Arthur Andersen LLP.
23.3      -- Consent of Cravath, Swaine & Moore (included in Exhibit 5.1).

                                 SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Paterson, State of New Jersey, on May 6, 1998.

                              CYTEC INDUSTRIES INC.


                              By /s/ J. P. Cronin
                                -----------------------------
                                        J. P. Cronin
                                Executive Vice President and
                                   Chief Financial Officer

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


     Signature                  Title                         Date


/s/ D. D. Fry            Chairman of the Board and          May 6, 1998
-----------------------  Chief Executive Officer
     D. D. Fry


/s/ J. P. Cronin         Executive Vice President and       May 6, 1998
-----------------------  Chief Financial and Accounting
     J. P. Cronin        Officer


          *              Director                           May 6, 1998
-----------------------
     F. W. Armstrong


          *              Director                           May 6, 1998
-----------------------
     G. A. Burns


          *              Director                           May 6, 1998
-----------------------
     L. L. Hoynes, Jr.


          *              Director                           May 6, 1998
-----------------------
     D. Lilley


          *              Director                           May 6, 1998
-----------------------
     W. P. Powell


                         Director                           May 6, 1998
-----------------------
     J. R. Satrum


Edward F. Jackman, by signing his name hereto, does hereby sign and execute this Registration Statement on behalf of each of the above-named officers and Directors of Cytec Industries Inc. pursuant to powers of attorney executed by each of such officers and Directors and filed with the Securities and Exchange Commission as an exhibit incorporated by reference in this Registration Statement.


*By /s/ Edward F. Jackman                                    May 6, 1998
   --------------------------
   Edward F. Jackman
   Attorney-in-Fact

                             INDEX TO EXHIBITS

Exhibit
Number          Description
------          -----------
5.1      -- Opinion of Cravath, Swaine & Moore as to the validity of the Debt Securities.
23.1     -- Consent of KPMG Peat Marwick LLP.
23.2     -- Consent of Arthur Andersen LLP.
23.3     -- Consent of Cravath, Swaine & Moore (included in Exhibit 5.1).